UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2017

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Omega Credit Agreement

On May 25, 2017, Omega Healthcare Investors, Inc. (“Omega”) entered into a new $1.8 billion senior unsecured revolving and term loan credit facility, comprised of a $1.25 billion senior unsecured multicurrency revolving credit facility (the “Revolving Credit Facility”), a $425 million senior unsecured U.S. Dollar term loan facility (the “U.S. Term Loan Facility”) and a £100 million senior unsecured British Pound Sterling term loan facility (the “Sterling Term Loan Facility” and, together with the Revolving Credit Facility and the U.S. Term Loan Facility, collectively, the “Omega Credit Facilities”) replacing its previous senior unsecured revolving credit facility and senior unsecured term loan facilities (see Item 1.02).

The Omega Credit Facilities are being provided pursuant to a Credit Agreement, dated as of May 25, 2017 (the “Omega Credit Agreement”), among Omega, as borrower, certain of Omega’s subsidiaries identified in the Omega Credit Agreement, as guarantors, a syndicate of financial institutions, as lenders (together with other lenders from time to time becoming signatory to the Omega Credit Agreement, as lenders, the “Omega Lenders”), and Bank of America, N.A., as administrative agent.

Among other things, the Omega Credit Agreement provides for the Revolving Credit Facility, the U.S. Term Loan Facility and the Sterling Term Loan Facility.  The Revolving Credit Facility may be drawn in Euros, British Pounds Sterling, Canadian Dollars (collectively, “Alternative Currencies”) or U.S. Dollars, with a $900 million tranche available in U.S. Dollars and a $350 million tranche available in U.S. Dollars or Alternative Currencies. The Revolving Credit Facility matures on May 25, 2021, subject to Omega’s option to extend such maturity date for two, six month periods. Exercise of each such extension option is subject to compliance with a notice requirement and other customary conditions. The U.S. Term Loan Facility and the Sterling Term Loan Facility each mature on May 25, 2022. The U.S. Term Loan Facility and the Sterling Term Loan Facility may be referred to collectively herein as the “Omega Term Loan Facilities”.

Omega’s obligations in connection with the Omega Credit Facilities are jointly and severally guaranteed by OHI Healthcare Properties Limited Partnership (“OHI LP”), OHI Healthcare Properties Holdco, Inc. (“OHI Holdco”), and any domestic subsidiary of Omega that provides a guaranty of any unsecured indebtedness of Omega for borrowed money in an amount of at least $50 million individually or in the aggregate, for the benefit of the administrative agent and the Omega Lenders.

From time to time, certain of the Omega Lenders, their affiliates and/or their predecessors have provided commercial banking, investment banking and other financial advisory services to Omega or served as underwriters or sales agents for offerings of Omega’s equity or debt, for which they have received customary fees. Among other services, affiliates of certain of the Omega Lenders have served as sales agents under Omega’s at-the-market Equity Shelf Program. The Omega Lenders and their affiliates may, from time to time in the future, engage in transactions with and perform services for Omega in the ordinary course of business.

The material terms of the Omega Credit Agreement are as follows:

Advance and Repayment of the Omega Term Loan Facilities. The entire amount of the U.S. Term Loan Facility was advanced on May 25, 2017. The U.S. Term Loan Facility does not amortize and is due and payable in full on May 25, 2022. The entire amount of the Sterling Term Loan Facility was advanced on May 26, 2017. The Sterling Term Loan Facility does not amortize and is due and payable in full on May 25, 2022.

Use of Proceeds of Omega Credit Facilities. Among other things, proceeds from borrowings under the Omega Credit Facilities may be used to refinance existing indebtedness, to finance acquisitions and to fund working capital, capital expenditures and other general corporate purposes, including, without limitation, the enhancement and financing of healthcare related property.

Interest Rates and Fees. The interest rates per annum applicable to the Omega Credit Facilities are the London interbank offered rate (the “Eurodollar Rate” or “Eurodollar” and, for purposes of the Omega Credit Facilities, such definition also includes the Canadian dealer offered rates for amounts offered in Canadian Dollars and any other Alternative Currency rate approved by the Administrative Agent and the Omega Lenders for amounts offered in any other non-London interbank offered rate quoted currency, as applicable), plus the applicable margin (as described below) or, at Omega’s option, the base rate, which will be the highest of (i) the rate of interest publicly announced by the administrative agent as its prime rate in effect, (ii) the federal funds effective rate from time to time plus 0.50% and (iii) the Eurodollar Rate determined on

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such day for a Eurodollar Loan with an interest period of one month plus 1.0%, plus, in each case, the applicable margin (as described below). If either the Eurodollar Rate or the base rate is less than zero, such rate shall be deemed zero. The applicable margins with respect to the Omega Credit Facilities are determined in accordance with a performance grid based on the investment grade ratings from Standard & Poor’s, Moody’s and/or Fitch Ratings with respect to any non-credit-enhanced, senior unsecured long-term debt of Omega or OHI LP, as the case may be.

The applicable margin for the Revolving Credit Facility may range from 1.65% to 0.875% in the case of Eurodollar advances (1.95% to 1.00%, including facility fees), and from 0.65% to 0% in the case of base rate advances (0.95% to 0.125%, including facility fees). Letter of credit fees may range from 1.65% to 0.875% per annum, based on the same performance grid. The applicable margin for the Omega Term Loan Facilities may range from 1.90% to 0.90% in the case of Eurodollar advances, and from 0.90% to 0.00% in the case of base rate advances. The default rate on the Omega Credit Facilities is 2.0% above the interest rate otherwise applicable to base rate loans.

Prepayments; Reduction or Termination of Commitments. Omega may elect to prepay the Omega Credit Facilities at any time in whole or in part, or reduce or terminate the revolving and term loan commitments under the Omega Credit Facilities, in each case without fees or penalty. Principal amounts prepaid or repaid under the Omega Term Loan Facilities may not be reborrowed.

Right to Increase Maximum Borrowings. Pursuant to the terms of the Omega Credit Agreement, the Omega Lenders have agreed that Omega may increase the maximum aggregate commitments under the Omega Credit Facilities to $2.5 billion.

OHI LP Credit Agreement

On May 25, 2017, OHI LP entered into a new $100 million senior unsecured term loan facility (the “OHI LP Term Loan Facility”). The OHI LP Term Loan Facility matures on May 25, 2022.

The OHI LP Term Loan Facility is being provided pursuant to a Credit Agreement, dated as of May 25, 2017 (the “OHI LP Credit Agreement”), among OHI LP, as borrower, a syndicate of financial institutions, as lenders (together with other lenders from time to time becoming signatory to the OHI LP Credit Agreement, as lenders, the “OHI LP Lenders”), and Bank of America, N.A., as administrative agent.

OHI LP’s obligations in connection with the OHI LP Term Loan Facility will be jointly and severally guaranteed by any domestic subsidiary of OHI LP that provides a guaranty of any unsecured indebtedness of Omega or OHI LP for borrowed money evidenced by bonds, debentures, notes or other similar instruments in an amount of at least $50 million individually or in the aggregate, for the benefit of the administrative agent and the OHI LP Lenders.

The material terms of the OHI LP Credit Agreement are as follows:

Term Loan Advance and Repayment. The entire amount of the OHI LP Term Loan Facility was advanced on May 25, 2017. The OHI LP Term Loan Facility does not amortize and is due and payable in full on May 25, 2022.

Use of Proceeds of OHI LP Term Loan Facility. Among other things, proceeds from borrowing under the OHI LP Term Loan Facility may be used to refinance existing indebtedness, to finance acquisitions and to fund working capital, capital expenditures and other general corporate purposes, including, without limitations, the enhancement and financing of healthcare related property.

Interest Rates and Fees. The interest rates per annum applicable to the OHI LP Term Loan Facility are the Eurodollar Rate plus the applicable margin (as described below) or, at OHI LP’s option, the base rate, which will be the highest of (i) the rate of interest publicly announced by the administrative agent as its prime rate in effect, (ii) the federal funds effective rate from time to time plus 0.50% and (iii) the Eurodollar Rate determined on such day for a Eurodollar Loan with an interest period of one month plus 1.0%, plus, in each case, the applicable margin (as described below); if the base rate is less than zero, such rate shall be deemed zero.

The applicable margins with respect to the OHI LP Term Loan Facility are determined in accordance with a performance grid based on the investment grade ratings from Standard & Poor’s, Moody’s and/or Fitch Ratings with respect to any non-credit-enhanced senior unsecured long-term debt of Omega or OHI LP, as the case may be. The applicable margin for the OHI LP Term Loan Facility may range from 1.90% to 0.90% in the case of Eurodollar advances, and from

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0.90% to 0.00% in the case of base rate advances. The default rate on the OHI LP Term Loan Facility is 2.0% above the interest rate otherwise applicable to base rate loans.

Prepayments; Reduction or Termination of Commitments. The OHI LP Term Loan Facility may be prepaid at any time in whole or in part without fees or penalty. Principal amounts prepaid or repaid under the OHI LP Term Loan Facility may not be reborrowed.

Bank of Tokyo Amended Credit Agreement

On May 25, 2017, Omega entered into an Amended and Restated Credit Agreement (the “Bank of Tokyo Amended Credit Agreement”), among Omega, as borrower, certain of Omega’s subsidiaries identified in the Bank of Tokyo Amended Credit Agreement, as guarantors, a syndicate of financial institutions, as lenders (together with other lenders from time to time becoming signatory to the Bank of Tokyo Amended Credit Agreement, as lenders, the “Bank of Tokyo Lenders”), and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent.

The Bank of Tokyo Amended Credit Agreement amended and restated its previous $250 million senior unsecured term loan facility (the “Bank of Tokyo Term Loan Facility”) to provide for certain modifications to the terms and conditions therein to be similar to those now in the Omega Credit Agreement and the OHI LP Credit Agreement. The Bank of Tokyo Term Loan Facility continues to mature on December 16, 2022.

Omega’s obligations in connection with the Bank of Tokyo Term Loan Facility are jointly and severally guaranteed by OHI LP, OHI Holdco, and any domestic subsidiary of Omega that provides a guaranty of any unsecured indebtedness of Omega for borrowed money in an amount of at least $50 million individually or in the aggregate, for the benefit of the administrative agent and the Bank of Tokyo Lenders.

The material terms of the Bank of Tokyo Amended Credit Agreement are as follows:

Term Loan Repayment. The Bank of Tokyo Term Loan Facility does not amortize and is due and payable in full on December 16, 2022.

Use of Proceeds of Bank of Tokyo Term Loan Facility. Among other things, proceeds from borrowing under the Bank of Tokyo Term Loan Facility may be used to refinance existing indebtedness, to finance acquisitions and to fund working capital, capital expenditures and other general corporate purposes, including, without limitations, the enhancement and financing of healthcare related property.

Interest Rates and Fees. The interest rates per annum applicable to the Bank of Tokyo Term Loan Facility are the Eurodollar Rate plus the applicable margin (as described below) or, at Omega’s option, the base rate, which will be the highest of (i) the rate of interest publicly announced by the administrative agent as its prime rate in effect, (ii) the federal funds effective rate from time to time plus 0.50% and (iii) the Eurodollar Rate determined on such day for a Eurodollar Loan with an interest period of one month plus 1.0%, plus, in each case, the applicable margin (as described below). If either the Eurodollar Rate or the base rate is less than zero, such rate shall be deemed zero.

The applicable margins with respect to the Bank of Tokyo Term Loan Facility are determined in accordance with a performance grid based on the investment grade ratings from Standard & Poor’s, Moody’s and/or Fitch Ratings with respect to any non-credit-enhanced senior unsecured long-term debt of Omega or Omega OP, as the case may be. The applicable margin for the Bank of Tokyo Term Loan Facility may range from 2.35% to 1.40% in the case of Eurodollar advances, and from 1.35% to 0.40% in the case of base rate advances. The default rate on the Bank of Tokyo Term Loan Facility is 2.0% above the interest rate otherwise applicable to base rate loans.

Prepayments; Reduction or Termination of Commitments. The Bank of Tokyo Term Loan Facility may be prepaid at any time in whole or in part without fees or penalty, provided, however, that any prepayment made on or before December 16, 2017 shall be accompanied by a prepayment premium equal to 1.0% of the principal amount so prepaid. Principal amounts prepaid or repaid under the Bank of Tokyo Term Loan Facility may not be reborrowed.

Right to Increase Maximum Borrowings. Pursuant to the terms and subject to the conditions of the Bank of Tokyo Amended Credit Agreement, the Bank of Tokyo Lenders have agreed that Omega may add one or more incremental tranches of term loans to the Bank of Tokyo Term Loan Facility in an aggregate principal amount of all such incremental tranches of term loans not to exceed $150 million.

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In addition to the above, the Omega Credit Agreement, the OHI LP Credit Agreement and the Bank of Tokyo Amended Credit Agreement each contain customary affirmative and negative covenants, including, without limitation, limitations on indebtedness; limitations on investments; limitations on liens; limitations on mergers and consolidations; limitations on sales of assets; limitations on transactions with affiliates; limitations on negative pledges; limitations on prepayment of debt; limitations on use of proceeds; limitations on changes in lines of business; limitations on repurchases of Omega capital stock (or OHI LP capital stock as applicable) if a default or event of default exists; maintenance of Omega’s real estate investment trust (“REIT”) status; and, for OHI LP, limitations on business activities and ownership of assets of Omega. In addition, the Omega Credit Agreement, the OHI LP Credit Agreement and the Bank of Tokyo Amended Credit Agreement contains financial covenants, including, without limitation, those relating to maximum total leverage, maximum secured leverage, maximum unsecured leverage, minimum fixed charge coverage, minimum consolidated tangible net worth, minimum unsecured interest coverage and maximum distributions.

In addition to the above, the Omega Credit Agreement, the OHI LP Credit Agreement and the Bank of Tokyo Amended Credit Agreement each include customary events of default including, without limitation, nonpayment of principal, interest, fees or other amounts when due, material breach of representations and warranties, covenant defaults, cross-defaults, a change of control, bankruptcy events, material unsatisfied or unstayed judgments and loss of Omega’s REIT status.

As of May 25, 2017, Omega had $333 million in borrowings outstanding under the Revolving Credit Facility (of which $100 million was repaid on May 26, 2017), $425 million in borrowings outstanding under the U.S. Term Loan Facility, and $250 million in borrowings outstanding under the Bank of Tokyo Term Loan Facility. In addition, OHI LP had $100 million in borrowings outstanding under the OHI LP Term Loan Facility. As of May 26, 2017, Omega had £100 million in borrowings outstanding under the Sterling Term Loan Facility.

The Omega Credit Agreement, the OHI LP Credit Agreement and Bank of Tokyo Amended Credit Agreement are each attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3, respectively, and are each incorporated herein by reference. The descriptions of each of the Omega Credit Agreement, the Bank of Tokyo Amended Credit Agreement and the OHI LP Credit Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference thereto.

Item 1.02 Termination of a Material Definitive Agreement

On May 25, 2017, Omega entered into the Omega Credit Agreement described in Item 1.01, replacing the $1.25 billion senior unsecured revolving credit facility (the “2014 Revolving Credit Facility”), the $200 million senior unsecured term loan facility (the “Tranche A-1 Term Loan Facility”), the $200 million senior unsecured incremental term loan facility (the “Tranche A-2 Term Loan Facility”) and the $350 million senior unsecured incremental term loan facility (the “Tranche A-3 Term Loan Facility”) and the related Credit Agreement, dated as of June 27, 2014 (as amended and restated pursuant to the First Amendment to Credit Agreement, dated as of April 1, 2015, the Second Amendment to Credit Agreement, dated as of August 7, 2015 and the Third Amendment to Omega Credit Agreement, dated January 29, 2016, the “2014 Omega Credit Agreement”), by and among Omega, as borrower, certain of Omega’s subsidiaries identified in the 2014 Omega Credit Agreement, as guarantors, a syndicate of financial institutions, as lenders, and Bank of America, N.A., as administrative agent. The Revolving Credit Facility was scheduled to expire, unless extended, on June 27, 2018, the Tranche A-1 Term Loan Facility was scheduled to expire on June 27, 2019 and the Tranche A-3 Term Loan Facility was scheduled to expire on January 29, 2021. The Tranche A-2 Term Loan Facility had previously been terminated and paid in full with proceeds of Omega’s $700 million senior notes offering in April 2017. The 2014 Revolving Credit Facility, the Tranche A-1 Term Loan Facility and the Tranche A-3 Term Loan Facility may be referred to collectively herein as the “2014 Omega Credit Facilities”.

On May 25, 2017, OHI LP entered into the OHI LP Credit Agreement described in Item 1.01 replacing the $100 million senior unsecured term loan facility (the “2015 OHI LP Term Loan Facility”) and the related Credit Agreement, dated as of April 1, 2015 (as amended pursuant to the First Amendment to Credit Agreement, dated as of August 7, 2015, the “2015 OHI LP Credit Agreement”), by and among OHI LP, as borrower, certain of OHI LP’s subsidiaries identified in the 2015 OHI LP Credit Agreement, as guarantors, a syndicate of financial institutions, as lenders, and Bank of America, N.A., as administrative agent (which 2015 OHI LP Credit Agreement was scheduled to expire, unless extended, on June 27, 2017).

In addition, on May 25, 2017, Omega entered into the Bank of Tokyo Amended Credit Agreement described in Item 1.01, amending and restating the $250 million senior unsecured term loan facility and the related Credit Agreement, dated as of December 16, 2015 (the “2015 Omega Credit Agreement”), by and among Omega, as borrower, certain of Omega’s subsidiaries identified in the 2015 Omega Credit Agreement, as guarantors, a syndicate of financial institutions, as lenders, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent.

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Omega and its subsidiaries terminated the 2014 Omega Credit Facilities in connection with the effectiveness of the Omega Credit Facilities. OHI LP and its subsidiaries terminated the 2015 OHI LP Term Loan Facility in connection with the effectiveness of the OHI LP Term Loan Facility. Neither Omega nor OHI LP experienced any material early termination penalties due to the termination of the 2014 Omega Credit Facilities or the termination of the 2015 OHI LP Term Loan Facility. For the three month period ending June 30, 2017, Omega expects to record a one-time, non-cash charge of approximately $5.5 million relating to the write-off of deferred financing costs associated with the termination of the 2014 Omega Credit Facilities.

Upon the effectiveness of the OHI LP Term Loan Facility (which is not currently guaranteed), and the contemporaneous effectiveness of the Omega Credit Facilities and the Bank of Tokyo Term Loan Facility (which are currently guaranteed only by OHI Holdco and OHI LP), all subsidiaries of OHI LP which, immediately beforehand, had guaranteed Omega’s outstanding unsecured senior notes were released from their guarantees of such notes pursuant to the terms of the related indentures. Such senior notes continue to be guaranteed by OHI Holdco and OHI LP.

Item 2.03 Creation of a Direct Financial Obligation

See Item 1.01 above, which is incorporated herein by reference, for a discussion of the creation of the direct financial obligations under the Omega Credit Facilities, the OHI LP Term Loan Facility, and the Bank of Tokyo Term Loan Facility.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of May 25, 2017, among Omega Healthcare Investors, Inc., certain subsidiaries of Omega Healthcare Investors, Inc. identified therein as guarantors, the lenders named therein and Bank of America, N.A., as administrative agent for such lenders.

10.2	Credit Agreement, dated as of May 25, 2017, among OHI Healthcare Properties Limited Partnership, the lenders named therein and Bank of America, N.A., as administrative agent for such lenders.

10.3

Amended and Restated Credit Agreement, dated as of May 25, 2017, among Omega Healthcare Investors, Inc., certain subsidiaries of Omega Healthcare Investors, Inc. identified therein as guarantors, the lenders named therein and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for such lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: May 31, 2017	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of May 25, 2017, among Omega Healthcare Investors, Inc., certain subsidiaries of Omega Healthcare Investors, Inc. identified therein as guarantors, the lenders named therein and Bank of America, N.A., as administrative agent for such lenders.

10.2	Credit Agreement, dated as of May 25, 2017, among OHI Healthcare Properties Limited Partnership, the lenders named therein and Bank of America, N.A., as administrative agent for such lenders.

10.3	Amended and Restated Credit Agreement, dated as of May 25, 2017, among Omega Healthcare Investors, Inc., certain subsidiaries of Omega Healthcare Investors, Inc. identified therein as guarantors, the lenders named therein and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for such lenders.

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